Exhibit 32.2

CERTIFICATION

In connection with the Annual Report of Aceto Corporation, a New York corporation (the “Company”), on Form 10-K for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas Roth, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas Roth
    Chief Financial Officer
   (Principal Financial and Accounting Officer)
    September 7, 2012